                                                                    EXHIBIT 10.2

                             LOCKPORT SAVINGS BANK

                          DEFERRED COMPENSATION PLAN


                                   ARTICLE I


                    BACKGROUND, PURPOSE, AND EFFECTIVE DATE
                    ---------------------------------------


SECTION 1.01   BACKGROUND AND PURPOSE OF THE PLAN
------------   ----------------------------------

          The Lockport Savings Bank (the "Bank") wishes to provide certain key members of its management with deferred compensation as an inducement to continued employment.


SECTION 1.02   EFFECTIVE DATE AND TERM
------------   -----------------------

          The Bank hereby adopts the Lockport Savings Bank Deferred Compensation Plan (the "Plan"). The Plan shall become effective as of January 1, 1993, upon adoption by the Board of Trustees of the Bank (the "Board"), and shall continue until such time as it is terminated by resolution of the Board in accordance with Article V.


SECTION 1.03   PARTICIPATION
------------   -------------

          From time to time, the Board, in its sole discretion, may name certain of its key members of management to become participants in the Plan (each such person is referred to herein as the "Executive"). The Executive shall commence participation in the Plan on the date the Board first declares a contribution for such Executive under Section 2.01.

                                  ARTICLE II

                                 CONTRIBUTIONS
                                 -------------


SECTION 2.01   DEFERRED COMPENSATION
------------   ---------------------

          For each calendar year, commencing with January 1, 1993 and continuing for each calendar year during which this Plan remains in effect, the Bank shall credit the Executive's Deferred Compensation Account, as hereinafter defined, with an amount that shall be determined in the sole discretion of the Board. Any annual credit hereunder shall be made as of the first day following the close of the calendar year with respect to which such credit is made.


                                  ARTICLE III

                            ACCOUNT AND INVESTMENT
                            ----------------------


SECTION 3.01   THE DEFERRED COMPENSATION ACCOUNT
------------   ---------------------------------

          A. Maintenance of the Account. The Bank shall maintain for each Executive an account ("Deferred Compensation Account") to which it shall credit all amounts allocated thereto in accordance with Section 2.01. Each Executive's Deferred Compensation Account shall be adjusted no less often than annually, beginning December 31, 1993, to reflect the credits made to the Deferred Compensation Account and hypothetical earnings thereon pursuant to Section 3.02. Such adjustments shall be made as long as any amount remains credited to the Deferred Compensation Account. The amounts allocated and the adjustments made shall comprise the Deferred Compensation Account at any time.


          B. A Deferred Compensation Account does not constitute a trust fund or escrow.

          C. Each Executive's interest in his or her Deferred Compensation Account is limited to the right to receive payments under this Plan, and the Executive's position is that of a general unsecured creditor of the Bank.


SECTION 3.02   EARNINGS
------------   --------

          Any amounts represented by a Deferred Compensation Account shall be credited with hypothetical earnings at a rate that shall be determined, no less often than annually, in the sole discretion of the Board. Earnings shall accrue annually on the balance as of the first day of each calendar year and shall be credited annually as of the last day of the calendar year during which such interest accrued.


SECTION 3.03   VESTING
------------   -------

          A. Except as otherwise provided in this Section, at any time the Executive shall have a nonforfeitable right in the portion of the Deferred Compensation Account given by the following schedule:

           Number of Years             Nonforfeitable
          of Participation               Percentage
          ----------------             --------------
          Less than 6                         0%
          6 but less than 7                  20%
          7 but less than 8                  40%
          8 but less than 9                  60%
          9 but less than 10                 80%
          10 or more                        100%

An Executive's Years of Participation at any time shall be equal to the number of whole years of employment with the Bank measured from the date that an Executive becomes a participant under Section 1.03. Notwithstanding the preceding sentence, for an Executive who becomes a participant in the Plan on or before December 31, 1993, years of participation shall be measured from January 1, 1993.

          B. Subsection A notwithstanding, and except as provided in Subsection C and D, each Executive shall have a nonforfeitable right to all amounts represented by his or her Deferred Compensation Account either upon (i) the Executive's attaining age 60, and completion of five Years of Participation, if the Executive has not severed his employment with the Bank prior to that date, or (ii) upon a Change of Control of the Bank, as hereafter defined.

          C. If the Executive shall die before separation from service with the Bank, the Executive and his or her Beneficiary shall forfeit all rights to amounts represented by the Deferred Compensation Account.

          D. Notwithstanding the foregoing provisions of this Section, the Executive or his or her beneficiary shall forfeit all rights to amounts represented by the Deferred Compensation Account if it shall be determined at any time that the Executive engaged in a dishonest act in the Executive's relationship with the Bank.


                                  ARTICLE IV
                                   BENEFITS
                                   --------


SECTION 4.01  UPON TERMINATION OF EMPLOYMENT.
------------  -----------------------------

          Upon an Executive's severance of service with the Bank for any reason other than death (the date of which shall be referred to as the "Date of Severance"), the Bank shall pay to the Executive the vested value of the Deferred Compensation Account (the "Benefit") as hereinafter provided.

          A. If on the Date of Severance the Executive has attained age 60, or if severance is because of Permanent Disability, the Benefit shall be paid to the Executive in fifteen substantially equal annual payments commencing 30 days after the Executive's Date of Severance.

          B. If on the Date of Severance the Executive has not attained age 60, the Benefit shall be paid to the Executive in fifteen substantially equal annual payments commencing 30 days after the Executive has attained age 60.

          C. Subsection A and B notwithstanding, if the Date of Severance is the result of the involuntary termination of the Executive within two years after a Change of Control, the Benefit shall be paid to the Executive within 10 days of the Date of Severance as a lump-sum settlement of the economic obligations of the Bank under this Agreement.

SECTION 4.02  UPON DEATH AFTER SEVERANCE FROM SERVICE.
------------  ---------------------------------------

          A.   Prior to Commencement of Payment of the Benefit. In the event of
               -----------------------------------------------
an Executive's death prior to the commencement of payment of the Benefit under
Section 4.01, the Bank shall pay to his or her Beneficiary the Benefit in fifteen substantially equal annual payments commencing 30 days after the Executive's death.

          B.   After Commencement of Payment of the Benefit. In the event of an
               --------------------------------------------
Executive's death after commencement of the payment of the Benefit under Section 4.01, the Bank shall continue payment of the remaining balance of the Benefit to his or her Beneficiary in the same manner and at the same times as if the Executive had not died.

SECTION 4.03  UNFORESEEABLE EMERGENCY
------------  -----------------------

          A. In the case of an unforeseeable emergency, as defined below, an Executive may submit a written request to the Bank for (1) a distribution of all or a part of his or her Deferred Compensation Account prior to the date benefits otherwise would be payable, or (2) an acceleration of the payment of installment payments that have already begun. Withdrawals or acceleration because of an unforeseeable emergency shall be permitted only to the extent reasonably necessary to satisfy the emergency.

          B. An unforeseeable emergency is a severe financial hardship resulting from extraordinary and unforeseeable circumstances arising as a result of one or more recent events beyond the control of the Executive. The need to send the Executive's child to college or the desire to purchase a residence will not be considered unforeseeable emergencies. Withdrawals or acceleration will not be permitted to the extent such emergency is or may be relieved: (1) through reimbursement or compensation by insurance or otherwise, or (2) by liquidation of the Executive's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship.

                                   ARTICLE V

                    AMENDMENT, SUSPENSION, OR TERMINATION
                    -------------------------------------


SECTION 5.01  AMENDMENT, SUSPENSION, OR TERMINATION
------------  -------------------------------------

          The Board may amend, suspend or terminate the Plan, in whole or in part, at any time and from time to time by resolution adopted at a regular or special meeting of the Board, and only in such manner.

SECTION 5.02  NO REDUCTION
------------  ------------

          No amendment, suspension or termination of the Plan shall operate to adversely affect the Benefit otherwise available to an Executive as if the Executive's employment by the Bank had terminated as of the effective date of such amendment, suspension, or termination. Any Benefit determined as of such date shall continue to be adjusted as provided in Article III and shall be payable as provided in Article IV.

                                  ARTICLE VI

                           MISCELLANEOUS PROVISIONS
                           ------------------------

SECTION 6.01  DEFINITIONS
------------  -----------

          A. "Beneficiary" shall mean any one or more persons, corporations or trusts, or any combination thereof, last designated by an Executive to receive the Benefit provided under this Plan. Any designation made hereunder shall be revocable, shall be in writing either on a facsimile of the form annexed hereto as Schedule 1 or in a written instrument containing the information requested in
Schedule 1, and shall be effective when delivered to the Bank at its principal office. If the Bank, in its sole discretion, determines that there is not a valid designation, the Beneficiary shall be the executor or administrator of the Executive's estate.

          B. "Permanent Disability" shall be deemed to exist if, in the opinion of a licensed practicing physician selected by the Bank, the Executive has been rendered permanently unable to perform the duties assigned to him or her. The determination by such physician as to the fact of Permanent Disability shall be made in writing to the Bank. If there is a dispute as to the fact of Permanent Disability, Permanent Disability shall be determined by a panel of three licensed practicing physicians, one chosen by the Executive, one chosen by the Bank, and one chosen by the two so selected physicians.

          C. There shall be a "Change of Control" if any of the following events occur:

               1. The Bank enters into a merger, consolidation, or other business combination with another entity (including a merger with another mutual or stock form bank), regardless of whether the Bank is the survivor, and a majority of the directors or trustees of the surviving entity are not Continuing Directors.

               2. 50% or more of the assets of the Bank are sold, transferred or exchanged, regardless of the consideration received by the Bank.

               3.   The Bank converts from mutual to stock form after which--

                    a. any Person acquires beneficial ownership of 25% or more of the Voting Stock of the Bank, unless such acquisition is approved in advance by a majority of the Board of Directors or, if there is an Interested Stockholder, by a majority of the Continuing Directors;

                    b. there is an Interested Stockholder and a contested election (or series of contested elections) of Directors of the Bank occurs which results in a majority of the Board of Directors who are not Continuing Directors;

               3. For purposes of this Subsection, the following definitions shall apply:

                    a. An "Interested Stockholder" shall mean any Person who is a Beneficial Owner of more than ten percent of the then outstanding shares of Voting Stock.

                    b. A "Continuing Director" means any member of the board of directors who is not an Affiliate or Associate of (i) an entity effecting a merger, consolidation or other business combination with the Bank, or (ii) an Interested Stockholder.

                    c. "Affiliate" and "Associate" shall have the respective meanings ascribed to these terms in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                    d. A "Beneficial Owner" of any shares of Voting Stock shall mean any Person who or which, alone or with any Affiliate or Associate:

                         (i)  directly or indirectly has or shares (a) the right
to acquire or direct the acquisition of such shares (whether such right is exercisable immediately or only after the passage of time or in the satisfaction of any conditions or both), pursuant to any agreement, arrangement or understanding or upon the exercise of any conversion rights, warrants or options or otherwise; (b) the right to vote, or direct the voting of, such shares pursuant to any agreement, arrangement, or understanding or otherwise; or (c) the right to dispose of or transfer or direct the disposition or transfer of such shares, pursuant to any agreement, arrangement, understanding or otherwise;

                         (ii)  has any agreement, arrangement or understanding
for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock with any person who beneficially owns, directly or indirectly, any such shares; or

                         (iii) would otherwise be characterized as a "beneficial
owner" of such Voting Stock under Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

                    e. A "Person" means an individual, a group acting in concert, a corporation, a partnership, an association, a joint stock company, a trust, a business trust, any unincorporated organization, or any similar association or entity.

                    f. A "Group Acting in Concert" means any Persons seeking to combine or pool their voting or other interests in the securities of the Bank for a common purpose, pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or oral or otherwise, or any "group of persons" as defined under Section 13(d) of the Exchange Act.

                    g. "Voting Stock" shall mean any capital stock of the Bank entitling its holder to vote in the election of directors of the Bank.


SECTION 6.02   NONASSIGNABILITY
------------   ----------------

          The interest of any person under this Plan (other than the Bank) shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, attachment or encumbrance, or to the claims of creditors of such person, and any attempt to effectuate any such actions shall be void.


SECTION 6.03   INTEREST OF EXECUTIVE
------------   ---------------------

          The Executive and any Beneficiary shall, in respect to the Deferred Compensation Account and any Benefit to be paid, shall be and remain simply a creditor of the Bank in the same manner as any other creditor having a general claim for compensation, if and when the Executive's or Beneficiary's rights to receive payments shall mature and become payable. At no time shall the Executive be deemed to have any right, title or interest, legal or equitable, in any asset of the Bank.


SECTION 6.04   SIMULTANEOUS DEATH
------------   ------------------

          If the Executive (or the primary Beneficiary) and any other person who would become entitled to receive any distribution hereunder by reason of the death of the Executive (or primary Beneficiary) shall die in a common accident or disaster or under such circumstances that it is difficult to determine which died first, then for all purposes of this Agreement the primary Beneficiary (or secondary Beneficiary) shall be treated as having predeceased the Executive (or the primary Beneficiary).

SECTION 6.05   EXCLUSIVITY OF PLAN
------------   -------------------

          This Plan is intended solely for the purpose of deferring compensation to the Executives to the mutual advantage of the parties. Nothing contained in this Plan shall in any way affect or interfere with the right of an Executive to participate in any other benefit plan in which he or she may be entitled to participate.


SECTION 6.06   NO RIGHT TO CONTINUED SERVICE
------------   -----------------------------

          This Plan shall not confer any right to continued service with the Bank on an Executive.


SECTION 6.07   NOTICE
------------   ------

          Each notice and other communication to be given pursuant to this Plan shall be in writing and shall be deemed given only when (a) delivered by hand,
(b) transmitted by telex or telecopier, provided that a copy is sent at approximately the same time by registered or certified mail (return receipt requested) to the Bank at its principal office and to an Executive at the last known address of such Executive (c) received by the addressee, if sent by registered or certified mail (return receipt requested), or by Express Mail, Federal

Express or other overnight delivery service, to an address as specified in paragraph (b) or to such other address or to such other address or telecopier number as a party may specify by notice given to the party pursuant to this Section.


SECTION 6.08   NEW YORK LAW CONTROLLING
------------   ------------------------

          This Plan shall be construed in accordance with the laws of the State of New York.


SECTION 6.09   BINDING ON SUCCESSORS
------------   ---------------------

          This Plan shall be binding upon the Executives and the Bank, their heirs, successors, legal representatives and assigns.



                                          LOCKPORT SAVINGS BANK


Dated: October 4, 1993                    By: /s/ William E. Swan
       ---------                              -------------------
                                              Title President & Ceo